Exhibit 10.7

GRACE THERAPEUTICS INC.

CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement (the “Agreement”) is made as of the         day of [            , 2018] by and between Grace Therapeutics Inc., a Delaware corporation (the “Company”) having an office at 2 Tower Center Blvd., Suite 1101, East Brunswick, NJ 08816, and the purchaser identified on the signature page annexed hereto (the “Purchaser”) whose address is set forth on such signature page.

RECITALS

WHEREAS, the Company seeks to conduct an offering of convertible promissory notes pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D (“Regulation D”) as promulgated under the Securities Act and Rule 903 of Regulation S promulgated thereunder; and

WHEREAS, the Company desires to issue and sell, and the Purchaser desires to purchase, a convertible promissory note in substantially the form attached to this Agreement as Exhibit A (the “Note”) which (i) shall be convertible on the terms stated therein into equity securities of the Company, and (ii) shall be one of a series of such convertible promissory notes (collectively, the “Notes”) issuable pursuant to a series of note purchase agreements on terms substantially similar to the terms of this Agreement (collectively, the “Agreements”). The Notes and the equity securities issuable upon conversion thereof (and the securities issuable upon conversion of such equity securities, if applicable) are collectively referred to herein as the “Securities.”

AGREEMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

1.    Purchase and Sale of Notes.

(a)    Sale and Issuance of Notes. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase and the Company agrees to sell and issue to the Purchaser the Note in the principal amount set forth on the face of such Note. The purchase price of the Note shall be equal to 100% of the principal amount of the Note. The Company’s agreements with the Purchaser and each other purchaser pursuant to the Agreements (collectively, the “Purchasers”) are separate agreements, and the sales of the Notes to each of the Purchasers are separate sales. The aggregate principal amount for all Notes issued pursuant to the Agreements shall not exceed five million dollars ($5,000,000).

(b)    Closing; Delivery.

(i)    The purchase and sale of one or more of the Notes shall take place at an initial closing (the “Initial Closing”) to be held at such time and place as the Company and the Purchasers participating therein mutually agree upon, orally or in writing (which time and place are designated as the “Initial Closing Date”).

(ii)    At the Initial Closing, the Company shall deliver to each Purchaser participating therein the Note to be purchased by such Purchaser at the Initial Closing against (1) payment of the purchase price therefor by check payable to the Company or by wire transfer to a bank designated by the Company, (2) delivery of counterpart signature pages to this Agreement and the Note, and (3) delivery of a validly completed and executed IRS Form W-9 or Form W-8, as applicable, establishing such Purchaser’s exemption from withholding tax. The aggregate principal amount for the Notes issued at the Initial Closing shall not be less than one million dollars ($1,000,000)

(iii)    After the Initial Closing, but on or before ninety (90) days of the Initial Closing Date, the Company may conduct one or more additional closings (each, an “Additional Closing”), if any, to be held at such time and place as the Company and the Purchasers participating in each such Additional Closing mutually agree upon, orally or in writing (each, an “Additional Closing Date”). At each Additional Closing, the Company shall deliver to each Purchaser participating therein the Note to be purchased by such Purchaser at such Additional Closing against (1) payment of the purchase price therefor by check payable to the Company or by wire transfer to a bank designated by the Company, (2) delivery of counterpart signature pages to this Agreement and the Note, and (3) delivery of a validly completed and executed IRS Form W-9 or Form W-8, as applicable, establishing such Purchaser’s exemption from withholding tax. The Initial Closing and Additional Closings are collectively referred to herein as the “Closing.”

2.    Transaction Agreements. The Purchaser understands and agrees that the conversion of the Note into equity securities of the Company may require the Purchaser’s execution of certain agreements relating to the purchase and sale of such equity securities as well as any rights relating to such equity securities.

3.    Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that:

(a)    Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

(b)    Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the authorization, sale, issuance and delivery of the Notes and the shares of the Company’s capital stock issuable on conversion thereof, and the performance of all obligations of the Company under this Agreement and the Note has been taken or will be taken prior to the Initial Closing. The Agreement and the Note, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.    Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company that:

(a)    Authorization. The Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

(b)    Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant

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participations to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring any of the Securities.

(c)    Knowledge. The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.

(d)    Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

(e)    No Public Market. The Purchaser understands that no public market now exists for any of the securities issued by the Company, that the Company has made no assurances that a public market will ever exist for the Securities.

(f)    Legends. The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

(i)    “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)    Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

(g)    Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Purchaser acknowledges and understands that the Company will rely on the information provided by the Purchaser in this Agreement and in the Purchaser Questionnaire annexed hereto as Exhibit B for purposes of complying with Federal and applicable state securities laws.

(h)    Non-US Person. If the Purchaser indicates it is a non-U.S. person on Exhibit B or on the signature page annexed hereto at the time the Purchaser was offered the Note, it was, and as of the date hereof it is, a “non-US person” as defined in Regulation S as promulgated under the Securities Act and further makes the representations and warranties to the Company set forth on Exhibit C attached hereto.

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5.     Conditions of the Purchasers’ Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the applicable Closing of the Note, of each of the following conditions, unless otherwise waived:

(a)    Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(b)    Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

6.    Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the applicable Closing of the Note, of each of the following conditions, unless otherwise waived:

(a)    Representations and Warranties. The representations and warranties of the Purchaser contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

(b)    Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

(c)    Delivery of Form W-9. The Purchaser shall have completed and delivered to the Company a validly executed IRS Form W-9 or Form W-8, as applicable, establishing the Purchaser’s exemption from withholding tax.

(d)    Delivery of Purchaser Questionnaire. The Purchaser shall have completed, validly executed and delivered the Purchaser Questionnaire annexed hereto as Exhibit B.

7.    Miscellaneous.

(a)    Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b)    Governing Law and Jurisdiction. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. The Company and the Purchaser (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement and Note shall be instituted exclusively in federal or state courts located in the State of Delaware, (ii) waive any proceeding, and (iii) irrevocably consent to the jurisdiction of the federal or state courts located in the State of Delaware in any such suit, action or proceeding. The Company and the Purchaser further agree to accept and acknowledge service of any and all process which may be served in any such suit action or proceeding brought in the federal or state courts located in the State of Delaware and agree that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any suit, action or proceeding.

(c)    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

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(d)    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e)    Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

(f)    Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least sixty six percent (66%) of the then-outstanding principal and interest of the Notes. Any amendment or waiver effected in accordance with this Section 7(f) shall be binding upon each Purchaser and each transferee of the Securities, each future holder of all such Securities, and the Company.

(g)    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(h)    Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

(i)    Waiver of Jury Trial. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(j)    Exculpation Among Purchasers. The Purchaser acknowledges that it is not relying upon any person, firm, advisor or other entity, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. The Purchaser agrees that no Purchaser nor the respective controlling persons, officers, managers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

[Signature Pages Follow]

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The parties have executed this Convertible Note Purchase Agreement as of the date first written above.

COMPANY:

GRACE THERAPEUTICS INC.

By:
Name:
Title:

Address:

PURCHASER:

If an Entity:

Name:

By:
Name:
Title:

Address:

If an Individual:

Name:

Address:

SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT

EXHIBIT A

FORM OF CONVERTIBLE PROMISSORY NOTE

(attached.)

EXHIBIT B

GRACE THERAPEUTICS INC.

PURCHASER QUESTIONNAIRE

Grace Therapeutics, Inc.

2 Tower Center Blvd.

Suite 1101

East Brunswick, NJ 08816

Gentlemen:

The information contained herein is being furnished to Grace Therapeutics Inc. (the “Company”) in order for the Company to determine whether the undersigned’s subscription for Convertible Promissory Notes (the “Notes”) therein may be accepted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D promulgated thereunder (“Regulation D”). The undersigned understands that (i) the Company will rely upon the following information for purposes of complying with Federal and applicable state securities laws, (ii) the Notes will not be registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D, and (iii) this questionnaire is not an offer to sell nor the solicitation of an offer to buy any Notes, or any other securities, to the undersigned.

The following representations and information are furnished herewith:

1.    Qualification As An Accredited Investor. Please check the categories applicable to you indicating the basis upon which you qualify as an Accredited Investor for purposes of the Securities Act and Regulation D thereunder.

•

Individual with Net Worth In Excess of $1.0 Million. A natural person (not an entity) whose net worth, or joint net worth with his or her spouse, at the time of purchase exceeds $1,000,000. (Explanation: In calculating your net worth, you must exclude the value of your primary residence. This means you must exclude both the equity in your primary residence and any mortgage or other debt secured by your primary residence up to the fair market value of your primary residence; provided, however, that any indebtedness secured by your primary residence that (i) you have incurred in the 60 day period prior to the date of your subscription to the Company or (ii) is in excess of the fair market value of your primary residence should be considered a liability and deducted from your aggregate net worth. In calculating your net worth, you may include your equity in personal property and real estate (excluding your primary residence), cash, short-term investments, stock and securities. Your inclusion of equity in personal property and real estate (excluding your primary residence) should be based on the fair market value of such property less debt secured by such property.)

•

Individual with a $200,000 Individual Annual Income. A natural person (not an entity) who had an individual income of more than $200,000 in each of the preceding two calendar years, and has a reasonable expectation of reaching the same income level in the current year.

•

Individual with a $300,000 Joint Annual Income. A natural person (not an entity) who had joint income with his or her spouse in excess of $300,000 in each of the preceding two calendar years, and has a reasonable expectation of reaching the same income level in the current year.

•	Corporations or Partnerships. A corporation, partnership, or similar entity that has in excess of $5 million of assets and was not formed for the specific purpose of acquiring Notes in the Company.

•

Revocable Trust. A trust that is revocable by its grantors and each of whose grantors is an accredited investor. (If this category is checked, please also check the additional category or categories under which the grantor qualifies as an accredited investor.)

•

Irrevocable Trust. A trust (other than an ERISA plan) that (i) is not revocable by its grantors, (ii) has in excess of $5 million of assets, (iii) was not formed for the specific purpose of acquiring Notes, and (iv) is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of an investment in the Company.

•

IRA or Similar Benefit Plan. An IRA, Keogh or similar benefit plan that covers a natural person who is an accredited investor.(If this category is checked, please also check the additional category or categories under which the natural person covered by the IRA or plan qualifies as an accredited investor.)

•

Participant-Directed Employee Benefit Plan Account. A participant-directed employee benefit plan investing at the direction of, and for the account of, a participant who is an accredited investor.(If this category is checked, please also check the additional category or categories under which the participant qualifies as an accredited investor.)

•

Other ERISA Plan. An employee benefit plan within the meaning of Title I of the ERISA Act other than a participant-directed plan with total assets in excess of $5 million or for which investment decisions (including the decision to purchase an Interest) are made by a bank, registered investment adviser, savings and loan association, or insurance company.

•

Government Benefit Plan. A plan established and maintained by a state, municipality, or any agency of a state or municipality, for the benefit of its employees, with total assets in excess of $5 million.

•

Non-Profit Entity. An organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, with total assets in excess of $5 million (including endowment, annuity and life income funds), as shown by the organization’s most recent audited financial statements.

•	Other Institutional Investor (check one).

•	A bank, as defined in Section 3(a)(2) of the Securities Act (whether acting for its own account or in a fiduciary capacity);

•	A savings and loan association or similar institution, as defined in Section 3(a)(5)(A) of the Securities Act (whether acting for its own account or in a fiduciary capacity;

•	A broker-dealer registered under the Securities Exchange Act of 1934, as amended;

•	An insurance company, as defined in section 2(13) of the Securities Act;

•	A “business development company,” as defined in Section 2(a)(48) of the Investment Company Act;

•	A small business investment company licensed under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; or

•	A “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

•	Executive Officer or Director. A natural person who is an executive officer, director or managing member of the Company.

•

Entity Owned Entirely By Accredited Investors. A corporation, partnership, private investment company or similar entity each of whose equity owners is an accredited investor.(If this category is checked, please also check the additional category or categories under which each equity owner qualifies as an accredited investor.)

•	I do not qualify for any of the above.

2.	Representations and Warranties By Limited Liability Companies, Corporations, Partnerships, Trusts and Estates

If the Purchaser is a corporation, partnership, limited liability company or trust, the Purchaser and each person signing on behalf of Purchaser certifies that the following responses are accurate and complete:

Was the undersigned organized or reorganized for the specific purpose, or for the purpose among other purposes, of acquiring interests in the Company?

Yes        ☐                  No        ☐

Will the Purchaser, at any time, invest more than 40% of Purchaser’s assets in the Company?

Yes        ☐                  No        ☐

Under the Subscribing entity’s governing documents and in practice, are the Subscribing entity’s investment decisions based on the investment objectives of the Subscribing entity and its owners generally and not on the particular investment objectives of any one or more of its individual owners?

Yes        ☐                  No        ☐

Does any individual shareholder, partner or member or group of shareholders, partners or members of the undersigned have the right to elect whether or not to participate in the investment of the Subscribing entity in the Company or to determine the level of participation of such partner or group therein?

Yes        ☐                  No        ☐

Is the Subscribing entity authorized and qualified to become a note holder of the Company and does the Subscribing entity and the undersigned hereto further represent and warrant that such signatory has been duly authorized by the Subscribing entity to execute the Subscription Documents?

Yes        ☐                  No        ☐

Is the undersigned a private investment company which is not registered under the Investment Company Act, as amended, in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

Yes        ☐                 No        ☐

3.	Taxpayer ID Number; No Backup Withholding; Not a Foreign Person or Entity

If Purchaser is a “non-U.S. person or entity,” allocations of Company income may be subject to withholding and taxation under the Internal Revenue Code, as amended (“Code”). Purchaser acknowledges that it may be required to file U.S. income tax returns. If the Purchaser is a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the regulations thereunder), please contact the Company. The Purchaser understands that the information contained in this item may be disclosed to the Internal Revenue Service by the Company and that any false statement contained in this item could be punished by fine, imprisonment or both.

Purchaser certifies that the taxpayer identification number being supplied herewith by Purchaser is Purchaser’s correct taxpayer identification number and that Purchaser is not subject to backup withholding under Section 3406 of the Code and the regulations thereunder?

Yes        ☐                 No        ☐

Purchaser certifies that Purchaser is not a “Non-U.S. person” or, if an entity, that Subscribing entity is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined the Code and the regulations thereunder.

Yes        ☐                 No        ☐

If Purchaser’s non-foreign status changes or if any other information in this item changes, Purchaser agrees to notify the Company within 30 days thereafter.

Yes        ☐                 No        ☐

To the best of my information and belief, the above information supplied by me is true and correct in all respects.

By:______________________________________
Name:
Title:
Date:______________________________________

EXHIBIT C

NON U.S. PERSON REPRESENTATIONS

The Purchaser further represents and warrants to the Company as follows:

1.	At the time of (a) the offer by the Company and (b) the acceptance of the offer by such person or entity, of the Note, such person or entity was outside the United States.

2.

Such person or entity is acquiring the Notes for such Purchaser’s own account, for investment and not for distribution or resale to others and is not purchasing the Notes for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

3.

Such person or entity will make all subsequent offers and sales of the Notes either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such person or entity will not resell the Securities to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing and ending on the date that is one year thereafter (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

4.

Such person or entity has no present plan or intention to sell the Note in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Note and is not acting as a distributor of such Note.

5.

Neither such person or entity, its affiliates nor any person acting on behalf of such person or entity, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Note at any time after the Closing through the Distribution Compliance Period except in compliance with the Securities Act.

6.	Such person or entity consents to the placement of a legend on any certificate or other document evidencing the Note.

7.

Such person or entity is not acquiring the Note in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

8.

Such person or entity has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such person’s or entity’s interests in connection with the transactions contemplated by this Agreement.

9.	Such person or entity has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Note.

10.

Such person or entity understands the various risks of an investment in the Note and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Note.

11.	Such person or entity has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Note.

12.

Such person or entity is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Agreement and other representations given to such person by the Company in connection with the due diligence process.

13.

Such person or entity will not sell or otherwise transfer the Note unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

14.

Such person or entity represents that the address furnished on the signature page to this Agreement is the principal residence if he is an individual or its principal business address if it is a corporation or other entity.

15.

Such person or entity understands and acknowledges that the Note have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such person or entity and that any representation to the contrary is a criminal offense.